UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2009

BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

0-29981

(Commission File Number)

91-2027724

(IRS Employer Identification No.)

Room 905, 9/F, Two Chinachem Exchange Square, 338 King’s Road, North Point, Hong Kong

(Address of principal executive offices and Zip Code)

+852.3586.1383

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On April 30, 2009, we dismissed Gruber & Company, LLC as our principal independent accountant, and on April 30, 2009, we engaged Wong Lam Leung & Kwok CPA Limited as our principal independent accountant. Our board of directors approved the decisions to dismiss Gruber & Company, LLC and to appoint Wong Lam Leung & Kwok CPA Limited.

Gruber & Company, LLC’s report dated March 31, 2009, on our financial statements for the most recent fiscal years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that Gruber & Company, LLC’s report

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contained an explanatory paragraph in respect to the substantial doubt as to our ability to continue as a going concern.

In connection with the audit of our financial statements for the two most recent years ended December 31, 2008 and 2007 and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Gruber & Company, LLC on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Gruber & Company, LLC, would have caused Gruber & Company, LLC to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years.

During the years ended December 31, 2008 and 2007, and in the subsequent interim period through the date of resignation, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided Gruber & Company, LLC with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report, and if not, stating the aspects with which they do not agree. A copy of the letter provided from Gruber & Company, LLC has not yet been received but will be filed as soon as it is available, to an amended Form 8-K.

During the years ended December 31, 2008 and 2007, and the subsequent interim period through the date hereof, Wong Lam Leung & Kwok CPA Limited has performed annual audit reviews for all of our subsidiaries’ financial statements and has prepared consolidated audited financial statements for Roots Biopack Group Ltd. (BVI) and Starmetro Group Limited (BVI). We have provided Wong Lam Leung & Kwok CPA Limited with a copy of this Current Report on Form 8-K and we have provided it with the opportunity to provide us with a letter addressed to the Commission containing any new information, clarification of our views or the respects in which it does not agree with the statements made by us in this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPACK ENVIRONMENTAL SOLUTIONS INC.

By: /s/ Gerald Lau

Gerald Lau
President and a Director
Dated: May 12, 2009

CW2561445.2